UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 14, 2005
                                                        -----------------

                                  I-TRAX, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Delaware                     001-31584           23-3057155
    ------------------------           -------------       ----------------
 (State or other jurisdiction of       (Commission         (IRS Employer
         incorporation)                File Number)     Identification No.)

                4 Hillman Drive, Suite 130
                 Chadds Ford, Pennsylvania                       19317
     ------------------------------------------------       ---------------
         (Address of principal executive offices)              (Zip Code)


       Registrant's telephone number, including area code: (610) 459-2405


                                       N/A
              -----------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03  Amendment to Articles of Incorporation or Bylaws; Change in Fiscal
           Year.

         On March 14,  2005,  the Board of  Directors  of I-trax,  Inc.  amended
Article V, Officers, of I-trax's Bylaws. The amendment:

     o Separates the positions of Chairman and Chief Executive Officer such that a different individual may hold the position of Chairman and the position of Chief Executive Officer.

     o Creates a position of Vice-Chairman and specifies the duties of the Vice-Chairman.

     o Delineates the specific duties and reporting responsibilities of the Chief Executive Officer and the President.

     o    Sets forth specific duties of the Secretary.

     o    Makes other conforming changes in Article V of the Bylaws.

         The full text of the amendment is set forth in Exhibit 3.1 filed with this current report.

Item 9.01         Exhibits.

3.1               Amendment to I-trax, Inc. Bylaws.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          I-TRAX, INC.




Date:  March 17, 2005                     By: /s/ Yuri Rozenfeld
                                              ---------------------------------
                                          Name:   Yuri Rozenfeld
                                          Title:  Vice President and Secretary